SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof between American Strategic Minerals Corp., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is offering ______ units (the “Units,” and the transaction, the “Offering”), each Unit consisting of two shares of common stock, par value $0.0001 per share (the “Shares” or the “Common Stock”) and one five-year warrant to purchase one share of Common Stock substantially in the form of Exhibit A attached hereto (the “Warrants”) exercisable at $0.60 per share at a price of $0.80 per Unit purchased in the Offering (the “Offering Price”). The Offering is being made exclusively to accredited investors pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder or under Rule 903 of Regulation S promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1                Subject to the terms and conditions hereinafter set forth and in the Information Package (as defined below) the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of Units as is set forth on the signature page hereof, at a per Unit price equal to $0.80 per Unit. The delivery of funds by Subscriber to the account set forth in Exhibit B, shall be governed by the terms of the Escrow Agreement substantially in the form as attached hereto as Exhibit C (the “Escrow Agreement”). Within a commercially reasonable time after the execution and delivery of this Agreement, the Subscriber shall deposit the aggregate Offering Price to be held in escrow in accordance with the terms of the Escrow Agreement. In the event the Closing (as defined below) does not take place because of (i) the rejection of the Subscriber’s subscription for Units by the Company; or (ii) termination of the Offering by the Company; or (iii) failure to effectuate a Closing on the Units subscribed by the Subscriber or prior to January 15, 2013 (as may be extended by the Board of Directors of the Company) (the “Termination Date”) for any reason or no reason, unless waived by the Subscriber, this Agreement and any other transaction documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the escrow agent, to ensure that the funds held in accordance with the Escrow Agreement shall promptly be returned to the Subscriber. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

1.2                The closing of the purchase and sale of the Units hereunder shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company. The Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section IV below, as determined by the Company (the “Closing Date”). The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions of at least $1,000,000 (the “Minimum Offering”). After the Initial Closing, subsequent closings with respect to additional Units may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”). The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing” and the date of such Final Closing shall be referred to as the “Final Closing Date.” Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction. In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The term “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares and Warrants purchased by the Subscriber will be delivered by the Company promptly following the Closing. At the Closing, the Company shall deliver: (i) irrevocable instructions to the transfer agent instructing the transfer agent to deliver the Shares and (ii) cause the Warrants to be prepared and duly executed by the Company. At the Closing, the Subscriber shall deliver to the Company the Registration Rights Agreement duly executed by the Subscriber. The Subscriber acknowledges and recognizes that, in connection with the sale of the Units hereunder, the Company has agreed to pay Palladium Capital Advisors LLC (“Palladium”) a placement agency fee of $5,000 cash in connection with the Offering. Additionally, the Subscriber acknowledges and recognizes that on November 14, 2012, the Company acquired, through a Share Exchange Agreement, all of the issued and outstanding capital of Sampo IP, LLC (“Sampo”), a privately held Virginia limited liability company (the “Share Exchange Transaction”). The Subscriber further acknowledges and recognizes that Palladium was a member of Sampo and received 750,000 shares of the Company’s Common Stock in connection with the Share Exchange Transaction. The Subscriber represents that it has carefully reviewed the Current Report on Form 8-K filed on November 20, 2012, as well as all exhibits annexed thereto, describing the Share Exchange Transaction.

1.3                The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units (Shares and Warrants) is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends in the foreseeable future; (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock; and (h) those additional risks described in the Disclosure Addendum annexed hereto (the “Risk Factor Addendum”). Without limiting the generality of the representations set forth herein, the Subscriber represents that the Subscriber has carefully reviewed the Company’s reports and filings with the United States Securities and Exchange Commission (the “SEC”), including without limitation, the Company’s: (i) Annual Report on Form 10-K filed on December 14, 2011, (ii) Quarterly Reports on Form 10-Q filed on May 15, 2012 (as amended on August 24, 2012) and August 20, 2012 (as amended on September 12, 2012 and September 13, 2012), (iii) Current Reports on Form 8-K filed on January 5, 2012, January 31, 2012 (as amended on March 14, 2012 and April 10, 2012), February 3, 2012 (as amended on March 14, 2012), February 15, 2012, March 15, 2012, March 23, 2012, June 15, 2012, June 27, 2012, August 7, 2012,August 23, 2012 and November 20, 2012, (iv) Form 8-A filed on April 12, 2012 and the Risk Factor Addendum (collectively, the “Information Package”). The foregoing reports contained in the Information Package are available on the SEC’s website at www.sec.gov.

1.4                The Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s principal residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse. Notwithstanding the foregoing, if the Subscriber is a Non-U.S. Person (a “Reg S Person”), such Subscriber hereby represents that the representations contained in paragraphs (a) through (g) of this Section 1.4 are true and correct with respect to such Subscriber:

(a) the issuance and sale to such Reg S Person of the Units is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Units for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Units has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Units has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(b) Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Units (including the underlying Shares and Warrants) cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Units (or the underlying Shares and/or Warrants).

(c) Such Reg S Person consents to the placement of a legend on any certificate or other document evidencing the securities comprising the Units and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(d) Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(e) Such Reg S Person understands that the Units (including the underlying Shares and Warrants) have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Units, the Shares and the Warrants are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(f) Such Reg S Person acknowledges that the Units (including the underlying Shares and Warrants) may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Units pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(g) Such Reg S Person makes the representations, declarations and warranties as contained in this Section 1.4 with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Units.

1.5                The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.6                The Subscriber hereby acknowledges receipt and careful review of this Agreement, and any documents which may have been made available upon request as reflected therein (collectively referred to with the Information Package as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering. Specifically, the Subscriber accepts and understands that the Company may effect a two (2) for three (3) reverse split of its shares of common stock at any time until September 30, 2013 and the Subscriber expressly consents to such reverse split being effectuated by its execution of this Agreement.

1.7                (a) In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Units other than the Offering Materials.

(b) The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

1.8                The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.9                The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Subscriber understands that the Units have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Units unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10            The Subscriber understands that the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Units.

1.11            The Subscriber understands that the Common Stock is not currently traded or quoted on any market and that there is no market for the Common Stock other than the over the counter bulletin board or OTC Markets market on which the Company’s Common Stock is quoted under the symbol “ASMC”. The Subscriber understands that even if a public market develops for the Common Stock, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a six month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act provided the other requirements of Rule 144 are available at the time of sale (such as availability of current public information concerning the Company). The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units under the Securities Act or any state securities or “blue sky” laws other than as set forth herein.

1.12            The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units (including the underlying Shares and Warrants) that such Units have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Units. The legend to be placed on each certificate shall be in form substantially similar to the following:

For U.S. Persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

For Non-U.S. Persons

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT. ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

1.13            The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Units.

1.14            The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.15            The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.16            If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.17            The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.18            The Subscriber acknowledges that at such time, if ever, as the Shares or Warrants are registered under the Securities Act, sales of the Shares or Warrants will be subject to state securities laws.

1.19            (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)                 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement filed pursuant to Article V in which the Subscriber’s Units (Shares or Warrants) are included.

1.20            The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1                Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

2.2                Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Information Package1 and all issued and outstanding shares of the Company are validly issued, fully paid and non-assessable. Except as set forth in the Offering Materials and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation (the “Articles of Incorporation”), Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3                Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Units contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Shares when issued and fully paid for in accordance with the terms of this Agreement, and Shares issued pursuant to the terms of the Warrants when exercised in accordance with the terms of such Warrants, will be validly issued, fully paid and nonassessable. The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.4                No Conflict; Governmental Consents.

(a)                 The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

__________________________
1 A reverse-split of the Company’s Common Stock is contemplated to occur before September 30, 2013. All amounts set forth herein are prior to giving effect to the contemplated reverse split. Selected portions of the Offering Materials provide information regarding the reverse split and the pro forma effect on the capitalization of the Company.

(b)                 No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

III.	TERMS OF SUBSCRIPTION

3.1                All funds paid hereunder shall be deposited with the Company pursuant to the terms of the Escrow Agreement.

3.2                Certificates representing the Shares and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber within 30 business days following the closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Shares and the Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business address indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1                The Subscriber’s obligation to purchase the Units at the closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)                 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such closing shall have been performed or complied with in all material respects.

(b)                 No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)                 No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Units (except as otherwise provided in this Agreement).

v. REGISTRATION RIGHTS. The Company will file a “resale” registration statement with the SEC covering all shares of Common Stock included within the Units sold in the Offering and underlying any Warrants, so that the shares of Common Stock will be registered under the Securities Act pursuant to a Registration Rights Agreement substantially in the form of Exhibit D annexed hereto. The Company will maintain the effectiveness of the “resale” registration statement from the effective date of the registration statement until all Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company.

VI.	MISCELLANEOUS

6.1                Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, at:

American Strategic Minerals Corp

2331 Mill Road, Suite 100

Alexandria, VA 22314

Attn: Doug Croxall, Chief Executive Officer

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006
Attn: Harvey Kesner, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2                Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering then held by the original Subscribers.

6.3                Subject to anything contrary herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4                Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5                NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

6.6                WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.7                In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.8                The holdings of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9                It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10            The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11            This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12            Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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VII.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1                The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 (excluding his or her principal residence).

Explanation. In calculating net worth you may include equity in personal property and real estate other than your principal residence, including your cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D ___	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ___	The undersigned is a Non-U.S. Person (a “Reg S Person”), and such Subscriber hereby represents that the representations contained in paragraphs (a) through (f) below are true and correct with respect to such undersigned Subscriber:

(a) the issuance and sale to such Reg S Person of the Units is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Units for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Units has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Units has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(b) Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Units (including the underlying Shares and Warrants) cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Units (or the underlying Shares and Warrants).

(c) Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the securities underlying the Units and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(d) Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(e) Such Reg S Person understands that the Units (including the underlying Shares and Warrants) have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Units, the Shares and the Warrants are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(f) Such Reg S Person acknowledges that the Units (including the underlying Shares and Warrants) may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Units pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

Category J ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.
The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete

7.2                SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have participated in other private placements before:

YES_______ NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______ NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______ NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______ NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______ NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______ NO_______

7.3                MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a) Individual Ownership

(b) Community Property

(c) Joint Tenant with Right of Survivorship (both parties must sign)

(d) Partnership*

(e) Tenants in Common

(f) Company*

(g) Trust*

(h) Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4                FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________ No __________

If Yes, please describe:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

7.5                The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DOLLAR SUBSCRIPTION __________ / $0.80 = ______________ NUMBER OF UNITS

(EACH UNIT CONSISTING OF 2 SHARES AND A WARRANT TO

PURCHASE 1 SHARE OF COMMON STOCK)

MINIMUM SUBSCRIPTION = $25,000 (31,250 UNITS)

____________________________________	____________________________________
Signature	Signature (if purchasing jointly)

____________________________________	____________________________________
Name Typed or Printed	Name Typed or Printed

____________________________________	____________________________________
Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

____________________________________	____________________________________
Entity Name (if applicable)	Entity Name (if applicable

____________________________________	____________________________________
____________________________________	____________________________________
Address	Address

____________________________________	____________________________________
City, State and Zip Code	City, State and Zip Code

____________________________________	____________________________________
Telephone-Business	Telephone-Business

____________________________________	____________________________________
Telephone-Residence	Telephone-Residence

____________________________________	____________________________________
Facsimile-Business	Facsimile-Business

____________________________________	____________________________________
Facsimile-Residence	Facsimile-Residence

____________________________________	____________________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued: ____________________________________

Dated:                                         , 2012

This Subscription Agreement is agreed to and accepted as of ________________, 2012.

AMERICAN STRATEGIC MINERALS CORP.

By: ____________________________________

Name: Doug Croxall

Title: Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Units are

being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2012.

_______________________________________